LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM Signature

Supplement dated February 5, 2026 to the
Summary Prospectus for New Investors dated May 1, 2025

This Supplement outlines a change to an investment option under your individual annuity contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) approved the appointment of Loomis, Sayles & Company, L.P. as the new sub-adviser of the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”), effective on or about February 17, 2026 (“Effective Date”). The Fund’s name will be changed to LVIP Global Equity Managed Volatility Fund, as of the Effective Date, and all references to the Fund’s name will be revised accordingly. The Fund’s investment objective, fee and average total returns will remain the same. All other information about the Fund, including the principal investment strategies, can be found in the fund’s prospectus.
You can obtain information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.